Fees Summary	Jun. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	588,251.01
Total Transaction Valuation	3,842,266,583.45
Net Fee	$ 588,251.01